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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JANUARY 22, 2004
                                                  ------------------------------


                                STERLING BANCORP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
         NEW YORK                          1-5273-1                      13-2565216
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(STATE OF OTHER JURISDICTION         COMMISSION FILE NUMBER            (IRS EMPLOYER
 OF INCORPORATION)                                                    IDENTIFICATION NO.)
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
 650 FIFTH AVENUE, NEW YORK, NEW YORK                                    10019-6108
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                (ZIP CODE)
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                                 (212) 757-3300
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of the Business Acquired.
         Not Applicable

(b)      Pro Forma Financial Information
         Not Applicable

(c)      Exhibits
         99.1 Press Release dated January 22, 2004


ITEM 12
RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 22, 2004, the Company reported its results for the quarter and the year ended December 31, 2003. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

         The information furnished under Item 12 of this Report, including
Exhibit 99.1, shall be deemed to be "filed" for purpose of the Securities Exchange Act of 1934, as amended.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             STERLING BANCORP
                                             (Registrant)

DATE:  January 23, 2004                 BY:  /s/ JOHN W. TIETJEN
       ----------------                      ------------------------------
                                             JOHN W. TIETJEN
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer
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                                  EXHIBIT INDEX

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         Exhibit
         Number
         ------
           99.1            Press Release dated January 22, 2004
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